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U.S. SECURITIES AND EXCHANGE COMMISSION
 WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 14, 2003

SIMULA, INC.
 (exact name of Registrant as specified in its charter)

Arizona (State of Incorporation)	Commission File No 1-12410	86-0320129 (I.R.S. Employer Identification No.)

2625 South Plaza Drive, Suite 100, Tempe, Arizona (address of principal executive offices)		85282 (zip code)

Registrant’s telephone number, including area code: (602)631-4005

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INFORMATION TO BE INCLUDED IN THE REPORT

Item 5. Other Events.

The Company today transmitted a Letter to Stockholders for all shareholders of record as of January 24, 2003. The Letter is filed herewith as Exhibit 20.3.

The Company released its preliminary earnings estimate for FY2002 on February 12, 2003, a copy of which is filed herewith.

Item 7. Financial Statements and Exhibits

     Exhibits. The following Exhibits are included pursuant to Item 601 of Regulation S-K.

No.	Description

*20.3	Letter to Stockholders
*20.4	February 12, 2003 Press Release

*Filed herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on hits behalf by the undersigned, thereunto duly authorized.

SIMULA, INC. (Registrant)

By:	/s/ Bradley P. Forst Bradley P. Forst President and Chief Executive Office